UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2005

AKESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27409	84-1409219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 La Jolla Village Drive

Suite 685

San Diego, California 92122

(Address of principal executive offices, including zip code)

(858) 646-0789

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supersedes the Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 28, 2005, and attaches a letter from Chisholm, Bierwolf & Nilson, LLC regarding their termination.

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a) On January 24, 2005, Chisholm, Bierwolf & Nilson, LLC, principal accountant of Akesis Pharmaceuticals, Inc. (the “Company”), was dismissed by the Board of Directors of the Company. The Board had appointed Chisholm, Bierwolf & Nilson, LLC on February 17, 2004, as its principal independent accountant. Chisholm, Bierwolf & Nilson, LLC audited the Company’s financial statements for the fiscal year ending December 31, 2003.

Chisholm, Bierwolf & Nilson, LLC’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2003 assumed that the Company would continue as a going concern, as the Company’s operating loss and lack of working capital raised substantial doubt about its ability to continue as a going concern. Chisholm, Bierwolf & Nilson, LLC’s report on the Company’s consolidated Financial statements for the fiscal year ended December 31, 2003 did not otherwise contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2003 and through the date hereof, there were no disagreements with Chisholm, Bierwolf & Nilson, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Chisholm, Bierwolf & Nilson, LLC’s satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company’s consolidated financial statements for such year.

The Company provided Chisholm, Bierwolf & Nilson, LLC with a copy of the foregoing disclosures. On February 10, 2005, we received the letter, dated February 10, 2005, attached as exhibit 16.1 hereto.

(b) On January 24, 2005, the Company appointed Swenson Advisors, LLP as the Company’s new certifying accountant. During the year ended December 31, 2003 and through the date hereof, the Company did not consult with Swenson Advisors, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements

Not applicable.

(b)	Exhibits

Exhibit	Description
16.1	Letter from Chisholm, Bierwolf & Nilson, LLC to the Securities and Exchange Commission dated February 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKESIS PHARMACEUTICALS, INC.

By:	/S/ John T. Hendrick
John T. Hendrick Chief Financial Officer

Date: February 10, 2005

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Chisholm, Bierwolf & Nilson, LLC to the Securities and Exchange Commission dated February 10, 2005.